Exhibit 10.17

THE SECURITIES EVIDENCED BY THIS CERTIFICATE AND THE UNDERLYING SHARES OF COMMON STOCK (“WARRANT STOCK”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

Warrant No. ____	Number of Shares: _________________

Date of Issuance: December 29, 2009

VRINGO, INC.

Common Stock Warrant

Vringo, Inc. (the “Company”), for value received, hereby certifies that [             ], or its registered assigns (the “Registered Holder”), is entitled, subject to the terms of this Common Stock Warrant (the “Warrant”) set forth below, to purchase from the Company, at any time after the date which is sixty-five days after the Company consummates an initial public offering of its capital stock pursuant to the filing of a registration statement under the Securities Act which is declared effective by the Securities and Exchange Commission (the “IPO”) and on or before December 29, 2013 (the “Expiration Date”), up to [            ] shares of common stock of the Company, par value $0.01 per share (the “Common Stock”) at a per share exercise price (the “Exercise Price”) equal to $0.001667 per share (subject to adjustment as set forth in Section 2).

1. Exercise.

(a) Method of Exercise. This Warrant may be exercised by the Registered Holder, in whole or in part, by delivering the form appended hereto as Exhibit A duly executed by such Registered Holder (the “Exercise Notice”), at the principal office of the Company, or at such other office or agency as the Company may designate in writing prior to the date of such exercise, accompanied by payment in full of the Exercise Price payable with respect to the number of shares of Warrant Stock purchased upon such exercise. The Exercise Price must be paid by cash, check or wire transfer in immediately available funds for the Warrant Stock being purchased by the Registered Holder.

(b) Effective Time of Exercise. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which the Exercise Notice has been delivered to the Company (the “Exercise Date”) as provided in this Section 1. At such time, the person or persons in whose name or names any certificates for Warrant Stock shall be issuable upon such exercise as provided in Section 1(c) below shall be deemed to have become the holder or holders of record of the Warrant Stock represented by such certificates.

(c) Delivery to Holder. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within three (3) business days thereafter (the “Warrant Stock Delivery Date”), the Company will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct:

(i) a certificate or certificates for the number of shares of Warrant Stock to which such Registered Holder shall be entitled, and

(ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock equal (giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in Section 1(a).

(d) Lock-Up Agreement.

(i) For six (6) months subsequent to the Exercise Date (the “Lock-Up Period”), the Registered Holder shall not, directly or indirectly, offer, sell, agree to sell, grant any option with respect to, pledge or otherwise dispose of the Warrant Stock (the “Locked-Up Shares”).

(ii) Notwithstanding the foregoing, the Registered Holder may sell: (w) 25% of the Locked-Up Shares if the Trading Price exceeds $7.00 for five consecutive Trading Days; (x) 50% of the Locked-Up Shares if the Trading Price exceeds $7.50 for five consecutive Trading Days; (y) 75% of the Locked-Up Shares if the Trading Price exceeds $8.00 for five consecutive Trading Days; and (z) 100% of the Locked-Up Shares if the Trading Price exceeds $8.50 for five consecutive Trading Days. For purposes of this Agreement, “Trading Price” shall mean the closing sales price of the Common Stock as reported on a public market in the U.S and “Trading Day” means a day on which the principal public market for the Common Stock is open for trading.

(iii) The Registered Holder hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Class to decline to transfer, and to note stop-transfer restrictions on the stock register and other records relating to, the Locked-Up Shares for which Holder is the record holder and, in the case of Locked-Up Shares for which Holder is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop-transfer restrictions on the stock register and other records relating to, its Locked-Up Shares.

(e) Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Exercise. In addition to any other rights available to the Registered Holder, if the Company fails to transmit to the Registered Holder a certificate or the certificates representing the Warrant Stock pursuant to an exercise on or before the Warrant Stock Delivery Date, and if after such date the Registered Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Registered Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Registered Holder of the Warrant Stock which the Registered Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount by which (x) the Registered Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of shares of Warrant Stock that the Company was required to deliver to the Registered Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Registered Holder, either reinstate the portion of the Warrant and equivalent number of shares of Warrant Stock for which such exercise was not honored or deliver to the Registered Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Registered

Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Registered Holder $1,000. The Registered Holder shall provide the Company written notice indicating the amounts payable to the Registered Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss.

(f) Registered Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Registered Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent (but only to the extent) that the Registered Holder or any of the Registered Holder’s affiliates, would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of this Section 1(f), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act (as defined herein) and the rules and regulations promulgated thereunder, it being acknowledged by the Registered Holder that the Company is not representing to the Registered Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Registered Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 1(f) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Registered Holder together with any Affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Registered Holder, and the submission of an Exercise Notice shall be deemed to be the Registered Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Registered Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. Upon the written or oral request of a Registered Holder, the Company shall within two business days confirm orally and in writing to the Registered Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Registered Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Registered Holder, upon not less than 61 days’ prior notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 1(f), provided that the Beneficial Ownership Limitation shall in no event exceed 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Registered Holder and the provisions of this Section 1(f) shall continue to apply. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(f) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

2. Adjustments.

(a) Stock Splits and Dividends. If the outstanding shares of the Company’s Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Exercise Price in effect immediately prior to such subdivision or at the record date of such dividend shall, simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend, be proportionately reduced and the number of Warrant

Stock issuable upon exercise of the Warrant shall be proportionately increased. If the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased and the number of shares of Warrant Stock issuable upon exercise of the Warrant shall be proportionately decreased. Notwithstanding anything to the contrary, in the event the first such combination subsequent to the issuance of the Warrant is the reverse split of the Common Stock in a range between 1 for 6 and 1 for 6.4 in connection with the IPO (“Reverse Split”), the Exercise Price shall, simultaneously with the effectiveness of the Reverse Split, be increased to One Cent ($0.01), provided that no other adjustments pursuant to Section 2 have occurred prior to such time.

(b) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another person, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (each, a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Registered Holder shall have the right to receive, for each share of Warrant Stock that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Registered Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Registered Holder a new warrant consistent with the foregoing provisions and evidencing the Registered Holder’s right to exercise such warrant into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 2(b) and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

(c) Subsequent Rights Offerings. If the Company, at any time while the Warrant is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to the Registered Holders) entitling them to subscribe for or purchase shares of Common Stock at a price per share less than Fair Market Value (as defined herein) at the record date mentioned below, then the Exercise Price shall be multiplied by a fraction, of which the denominator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered (assuming receipt by the Company in full of all consideration payable upon exercise of such rights, options or warrants) would purchase at such Fair Market Value. Such adjustment shall be made whenever such rights, options or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

(d) Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock (and not to the Registered Holders) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock, then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Fair Market Value determined as of the record date mentioned above, and of which the numerator shall be such Fair Market Value on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness or rights or warrant so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Registered Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(e) Adjustment Certificate. When any adjustment is required to be made in the Exercise Price pursuant to this Section 2, the Company shall promptly mail to the Registered Holder a certificate setting forth (i) a brief statement of the facts requiring such adjustment, (ii) the Exercise Price after such adjustment and (iii) the kind and amount of stock or other securities or property into which this Warrant shall be exercisable after such adjustment.

(f) Fair Market Value. For purposes of this Section 2, the “Fair Market Value” of one share of Common Stock on the Exercise Date shall have one of the following meanings:

(1) if the Common Stock is traded on a national securities exchange, the Fair Market Value shall be deemed to be the average of the Closing Prices over a five trading day period ending on the Exercise Date. For the purposes of this Warrant, “Closing Price” means the final price at which one share of Common Stock is traded during any trading day; or

(2) if the Common Stock is traded over-the-counter, the Fair Market Value shall be deemed to be the average of the closing sales price over the thirty (30) day period ending three (3) days before the Exercise Date; or

(3) if neither (1) nor (2) is applicable, the Fair Market Value shall be at the commercially reasonable price per share which the Company could obtain on the Exercise Date from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Company’s Board of Directors.

3. Transfers.

(a) Unregistered Security. The holder of this Warrant acknowledges that this Warrant and the Warrant Stock have not been registered under the Securities Act and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Stock issued upon its exercise in the absence of (i) an effective registration statement under the Securities Act as to this

Warrant or such Warrant Stock and registration or qualification of this Warrant or such Warrant Stock under any applicable U.S. federal or state securities law then in effect or (ii) an opinion of counsel, reasonably satisfactory to the Company, that such registration and qualification are not required. Each certificate or other instrument for Warrant Stock issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect.

(b) Transferability. Subject to the provisions of Section 3(a) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, to (i) any entity controlling, controlled by or under common control of the Registered Holder, or (ii) to any other proposed transferee by surrendering the Warrant with a properly executed assignment (in the form of Exhibit B hereto) at the principal office of the Company.

(c) Warrant Register. The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if this Warrant is properly assigned in blank, the Company may (but shall not be required to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary. Any Registered Holder may change such Registered Holder’s address as shown on the warrant register by written notice to the Company requesting such change.

4. No Impairment. The Company will not, by amendment of its certificate of incorporation or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will (subject to Section 12 below) at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder of this Warrant against impairment.

5. Termination. This Warrant (and the right to purchase securities upon exercise hereof) shall terminate at 5:00 p.m., Eastern time, on the Expiration Date.

6. Notices of Certain Transactions. In case:

(a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

(b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

(c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

(d) of any Fundamental Transaction,

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, winding-up or Fundamental Transaction is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up) are to be determined. Failure to send such notice shall not act to invalidate any such transaction.

7. Reservation of Stock. The Company covenants that at all times it will have authorized, reserve and keep available, solely for the issuance and delivery upon the exercise of this Warrant, such shares of Warrant Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant. The Company covenants that all Warrant Stock that may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the shares of Warrant Stock upon the exercise of the purchase rights under this Warrant by the Registered Holder. The Company will take all such reasonable action as may be necessary to assure that such Warrant Stock may be issued as provided herein without violation of any applicable law or regulation.

8. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

9. Notices. Any notice required or permitted by this Warrant shall be in writing and shall be deemed duly given upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or 48 hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, addressed (a) if to the Registered Holder, to the address of the Registered Holder most recently furnished in writing to the Company and (b) if to the Company, to the address set forth on the signature page of this Warrant or as subsequently modified by written notice to the Registered Holder.

10. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

11. No Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall round the amount of Warrant Stock issuable to the nearest whole share.

12. Amendment or Waiver. Any term of this Warrant may be amended or waived upon written consent of the Company and the Registered Holder.

13. Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

14. Governing Law. This Warrant and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law.

15. Representations and Covenants of the Registered Holder. This Warrant has been entered into by the Company in reliance upon the following representations and covenants of the Registered Holder:

(a) Investment Purpose. The Registered Holder is acquiring the Warrant and the Warrant Stock issuable upon exercise of the Warrant for its own account, not as a nominee or agent and with no present intention of selling or otherwise distributing any part thereof.

(b) Private Issue. The Registered Holder understands: (i) that neither the Warrant nor the Warrant Stock is, nor will be, registered under the Securities Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant will be exempt from the registration and qualifications requirements thereof pursuant to Section 4(2) of the Securities Act and any applicable state securities laws, and (ii) that the Company’s reliance on such exemption is predicated on the representations set forth in this Section 15.

(c) Disposition of Registered Holder’s Rights. In no event will the Registered Holder make a disposition of the Warrant or the Warrant Stock issuable upon exercise of the Warrant in the absence of (i) an effective registration statement under the Securities Act as to this Warrant or such Warrant Stock and registration or qualification of this Warrant or such Warrant Stock under any applicable U.S. federal or state securities law then in effect or (ii) an opinion of counsel, reasonably satisfactory to the Company, that such registration and qualification are not required. Whenever the restrictions imposed hereunder shall terminate, as hereinabove provided, the Registered Holder or holder of a share of common stock then outstanding as to which such restrictions have terminated shall be entitled to receive from the Company, without expense to such holder, one or more new certificates for the Warrant or for such shares of Common Stock not bearing any restrictive legend.

(d) Financial Risk. The Registered Holder has such business and financial experience as is required to give it the capacity to protect its own interests in connection with its investment.

(e) Accredited Investor. The Registered Holder is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act.

16. Representations and Warranties of the Company. This Warrant has been entered into by the Registered Holder in reliance upon the following representations and covenants of the Company:

(a) Authorization. The Warrant has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

(b) Valid Issuance. The Warrant Stock is duly authorized and reserved for issuance, and when issued and delivered in accordance with the terms of this Warrant will be duly and validly issued, fully paid and nonassessable.

(c) No Conflict. The execution and delivery of this Warrant do not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, breach or default (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit, under, any provision of the Certificate of Incorporation or bylaws of the Company or any order, decree, statute, law, ordinance, rule, listing requirement or regulation applicable to the Company, its properties or assets, which conflict, violation, default or right would have a material adverse effect on the business, properties, prospects, financial condition or operations of the Company.

17. Counterparts. This Warrant may be executed in counterparts, and each such counterpart shall be deemed an original for all purposes.

IN WITNESS WHEREOF, the parties have executed this Warrant as of the date first above written.

VRINGO, INC.

By:
Name: Jonathan Medved
Title: Chief Executive Officer

Exhibit A

WARRANT EXERCISE FORM

The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing                      shares of Common Stock of Vringo, Inc., a Delaware corporation, and hereby makes payment of $                     in payment therefore, all in accordance with the terms and conditions of the Warrant dated                     , 2009.

Name:

Signature:

Signature of joint holder (if applicable):

Date:

INSTRUCTIONS FOR ISSUANCE OF STOCK

(if other than to the registered holder of the within Warrant)

Name:

Address:

Social Security or Taxpayer Identification Number of Recipient:

Exhibit B

ASSIGNMENT FORM

FOR VALUE RECEIVED,                      hereby sells, assigns and transfers unto                      the right to purchase Common Stock of Vringo, Inc., a Delaware corporation, represented by this Warrant to the extent of shares as to which such right is exercisable and does hereby irrevocably constitute and appoint                     , Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Date:

Signature:

Signature of joint holder (if applicable):

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